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                                                                    EXHIBIT 23.3

                                                          [ARTHUR ANDERSEN LOGO]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement of our Splitrock Services, Inc. report dated October 16, 2000 and to all references to our Firm included in or made a part of this Registration Statement.


                                                    /s/ Arthur Andersen LLP




Chicago, Illinois
October 16, 2000